SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED MAY 2, 2016

                  AMERICAN GENERAL LIFE INSURANCE COMPANY
                      VARIABLE ANNUITY ACCOUNT SEVEN
                       Polaris Plus Variable Annuity

Effective on or about February 6, 2017, the SunAmerica Series Trust "Equity Index Portfolio" changed its name to "SA Large Cap Index Portfolio." Accordingly, all references in the prospectus to the "Equity Index Portfolio" are replaced with the "SA Large Cap Index Portfolio."

Underlying Fund:     Managed by:                       Trust  Asset Class
------------------   --------------------------------  -----  -----------
SA Large Cap Index   SunAmerica Asset Management, LLC  SAST   Stock



Dated:  February 6, 2017


                   Please keep this Supplement with your Prospectus